EXHIBIT 99.1

Solésence Reports Second Quarter 2026 Financial Results

Quarterly Report Filed on Form 10-Q

Company to Host Conference Call at 5:00 p.m. ET Today

ROMEOVILLE, Ill., Aug. 19, 2026 (GLOBE NEWSWIRE) -- Solésence, Inc. (Nasdaq: SLSN), a leader in scientifically driven health care solutions across beauty and life science categories, today reported its financial results for the second quarter ended June 30, 2026.

“In the second quarter, our business focused on operational execution and financial discipline as we continue implementing our Transform and Transcend strategy,” said Kevin Cureton, President and Chief Executive Officer. “By leveraging our intellectual property to enter high-growth markets, and expanding our co-marketing initiatives, we are solidifying our position as a trusted partner to premier brands. Combined with our targeted operational efficiency initiatives, these efforts ensure Solésence remains lean, agile, and structured for long-term value creation.”

Second Quarter 2026 Financial Highlights

  Second-quarter revenue was $15.3 million, compared to $20.4 million in the second quarter of 2025. Results in the prior-year period benefited from a one-time revenue boost driven by a major Solésence product launch and initial inventory pipeline fill.

  Gross profit in the second quarter was $4.7 million, compared to $6.4 million for the same period in 2025.

  Gross margin in the second quarter was 31%, compared to 32% for the same period in 2025.

  Net loss in the second quarter was $158,000, compared to net income of $3.2 million for the same period in 2025.

Accounting Update

As previously disclosed, the Company filed a Form NT 10-Q regarding its quarterly report for the period ended June 30, 2026. The Company has completed its evaluation regarding historical inventory costing allocation methodologies. The Company’s Quarterly Report on Form 10-Q for the second quarter ended June 30, 2026, has been filed with the U.S. Securities and Exchange Commission (SEC) and is accessible on the SEC’s website at www.sec.gov as well as in the Investor Relations section of the Company’s website at ir.solesence.com.

Second Quarter 2026 Conference Call Details
Date/Time: Wednesday, August 19, 2026 – 4:00 p.m. CT, 5:00 p.m. ET

Speakers: Kevin Cureton, President & Chief Executive Officer and Laura Riffner, Chief Financial Officer

Webcast Link: https://edge.media-server.com/mmc/p/ecgoveo8/

Dial-In Link: https://register-conf.media-server.com/register/BIb4a184933a544641a8f41396efd90a13

To receive the dial-in number, as well as your personalized PIN, you must register at the above link. Once registered, you will also have the option to have the system dial-out to you once the conference call begins. If you forget your PIN prior to the conference call, you can simply re-register.

The call may also be accessed through the Company’s investor relations website, at https://ir.solesence.com/. Please join the conference call at least five minutes before the start time.

About Solésence, Inc.
Solésence, Inc. (Nasdaq: SLSN) is a leader in scientifically-driven health care solutions across beauty and life science categories. With a mission to deliver joy through innovation, inclusivity and the science of beautiful skin, we have redefined mineral-based sun protection by maximizing transparency, effectiveness, aesthetics, and wearability — empowering individuals to embrace beauty on their own terms. Combining best-in-class skin health solutions with the celebration of self-care, we allow brands to deliver unique product claims and attributes by seamlessly integrating protection, prevention, and treatment technologies into daily use products. Learn more at solesence.com.

Forward-Looking Statements
This press release contains words such as “expects,” “shall,” “will,” “believes,” and similar expressions that are intended to identify forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Such statements in this announcement are made based on the Company’s current beliefs, known events and circumstances at the time of publication, and as such, are subject in the future to unforeseen risks and uncertainties that could cause the Company’s results of operations, performance, and achievements to differ materially from current expectations expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, without limitation, the following: a decision by a customer to cancel a purchase order or supply agreement in light of the Company’s dependence on a limited number of key customers; uncertain demand for, and acceptance of, the Company’s engineered materials, ingredients, and fully formulated products; the Company’s manufacturing capacity and product mix flexibility in light of customer demand; the Company’s limited marketing experience; changes in development and distribution relationships; the impact of competitive products and technologies; the Company’s dependence on patents and protection of proprietary information; the resolution of litigation in which the Company may become involved; the impact of any potential new government regulations that could be difficult to respond to or too costly to comply with while remaining financially viable; the ability of the Company to maintain an appropriate electronic trading venue; and other factors described in the Company’s Form 10-K filed March 31, 2026. In addition, the Company’s forward-looking statements could be affected by general industry and market conditions and growth rates. Except as required by federal securities laws, the Company undertakes no obligation to update or revise these forward-looking statements to reflect new events, uncertainties, or other contingencies.

Media Contact:
media@solesence.com
Investor Relations Contact:
investors@solesence.com

SOLESENCE, INC

CONSOLIDATED BALANCE SHEETS
(Unaudited Consolidated Condensed)
	(in thousands except share and per share data)

	June 30,	December 31,
	2026	2025
ASSETS	(Unaudited)	(Unaudited)

Current assets:
Cash	$1,046	$1,288
Trade accounts receivable	10,240	7,642
Allowance for credit losses	(895)	(806)
Trade accounts receivable, net	9,345	6,836
Inventories, net	12,957	14,963
Prepaid expenses and other current assets	1,922	2,141
Total current assets	25,270	25,228

Equipment and leasehold improvements, net	14,794	14,329
Operating leases, right of use	6,337	6,913
Other assets, net	36	37
Total assets	$46,437	$46,507

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Line of credit, accounts receivable, related party	3,787	4,767
Current portion of line of credit, inventory, related party	9,500	-
Current portion of debt, related parties	1,000	-
Current portion of operating lease obligations	1,343	1,255
Accounts payable	4,968	4,098
Deferred revenue	1,937	930
Accrued expenses	3,478	2,879
Total current liabilities	26,013	13,929

Long-term portion of operating lease obligations	7,070	7,798
Long-term portion of line of credit, inventory, related party	-	9,500
Long-term portion of debt, related parties	-	1,000
Asset retirement obligations	200	194
Total long-term liabilities	7,270	18,492

Stockholders' equity:
Preferred stock, $.01 par value, 24,088 shares authorized and
no shares issued and outstanding	-	-
Common stock, $.01 par value, 95,000,000 shares authorized;
70,632,445 and 70,614,045 shares issued and outstanding on March 31, 2026
and December 31, 2025, respectively	706	706
Additional paid-in capital	115,754	115,566
Accumulated deficit	(103,306)	(102,186)
Total stockholders' equity	13,154	14,086
Total liabilities and shareholders' equity	$46,437	$46,507

SOLESENCE, INC

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited Consolidated Condensed)
(in thousands except share and per share data)
	Three months ended		Six months ended
	June 30,		June 30,
	2026	2025	2026	2025
Revenue:
Product revenue	$15,286	$20,261	$28,205	$34,836
Other revenue	46	98	85	148
Net revenue	15,332	20,359	28,290	34,984

Cost of revenue	10,584	13,916	20,400	24,895
Gross profit	4,748	6,443	7,890	10,089

Operating expense:
Research and development expense	947	955	1,990	1,973
Selling, general and administrative expense	3,680	3,012	6,479	5,120
Net (loss) income from operations	121	2,476	(579)	2,996
Interest income
Interest expense	279	87	543	263
Other nonoperating income	-	1,234	2	1,234
Net (loss) income before provision for income taxes	(158)	3,623	(1,120)	3,967
Provision for income taxes	-	390	-	390
Net (loss) income	$(158)	$3,233	$(1,120)	$3,577

Net (loss) income per share-basic	$-	$0.04	$(0.02)	$0.05

Weighted average number of common shares outstanding - basic	70,637,199	70,200,039	70,631,380	70,151,928

Net (loss) income per share-diluted	$-	$0.04	$(0.02)	$0.05

Weighted average number of common shares outstanding - diluted	70,637,199	72,580,679	70,631,380	72,497,929

SOLESENCE, INC

CONSOLIDATED STATEMENTS OF OPERATIONS - EXPANDED SCHEDULE
(Unaudited Consolidated Condensed)
(in thousands except share and per share data)
	Three months ended		Six months ended
	June 30,		June 30,
	2026	2025	2026	2025
Revenue:
Product revenue	$15,286	$20,261	$28,205	$34,836
Other revenue	46	98	85	148
Net revenue	15,332	20,359	28,290	34,984

Cost of revenue detail:
Depreciation	308	216	610	432
Non-Cash equity compensation	22	28	42	54
Other costs of revenue	10,254	13,672	19,748	24,409
Cost of revenue	10,584	13,916	20,400	24,895
Gross profit	4,748	6,443	7,890	10,089

Operating expense:
Research and development expense detail:
Depreciation	5	4	10	7
Non-Cash equity compensation	17	28	35	55
Other research and development expense	925	923	1,945	1,911
Research and development expense	947	955	1,990	1,973

Selling, general and administrative expense detail:
Depreciation and amortization	10	6	16	11
Non-Cash equity compensation	40	64	86	138
Other selling, general and administrative expense	3,630	2,942	6,377	4,971
Selling, general and administrative expense	3,680	3,012	6,479	5,120
Net (loss) income from operations	121	2,476	(579)	2,996
Interest income
Interest expense	279	87	543	263
Other nonoperating income	-	1,234	2	1,234
Net (loss) income before provision for income taxes	(158)	3,623	(1,120)	3,967
Provision for income taxes	-	390	-	390
Net (loss) income	$(158)	$3,233	$(1,120)	$3,577

Non-GAAP Disclosure (see note regarding Non-GAAP disclosures):
Addback Interest, net	279	87	543	263
Addback Depreciation/Amortization	323	226	636	450
Addback Non-Cash Equity Compensation	79	120	163	247
Subtract Non-Cash Other Income	-	-	-	-

Adjusted EBITDA	$523	$3,666	$222	$4,537